UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2018
AppFolio, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-37468	26-0359894
(Commission File Number)	(IRS Employer Identification Number)

50 Castilian Drive
Santa Barbara, CA 93117
(Address of principal executive offices)

Registrant’s telephone number, including area code: (805) 364-6093

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.
AppFolio, Inc. (the "Company") has previously disclosed that it may, in the future, enter into arrangements to acquire or invest in markets adjacent to those the Company serves today or in entirely new verticals. Furthermore, the Company has previously disclosed that its Board of Directors (the “Board”) may, from time to time, authorize management to repurchase shares of the Company’s Class A common stock.
On August 31, 2018, as previously disclosed, the Company completed the acquisition of substantially all of the assets of WegoWise, Inc. ("WegoWise"), a provider of cloud-based utility analytics software solutions serving the real estate market. The WegoWise platform empowers building owners and third-party property managers to better manage operating and capital expenditures relating to utilities, and the Company expects that the acquisition will provide enhanced functionality to its real estate customers over time.
On October 31, 2018, the Company announced that the Board has authorized a share repurchase program under which the Company may repurchase up to $30.0 million in shares of its outstanding Class A common stock. Share repurchases under the repurchase program may be made from time to time in open market purchases, privately negotiated transactions or otherwise. The extent to which the Company actually repurchases shares, and the timing of any such repurchases, will depend upon a variety of factors, including the acquisition price of the shares, the Company’s liquidity position, macroeconomic trends and conditions, legal and regulatory requirements, and other considerations.

Forward-Looking Statement Disclaimer
This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this Current Report, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this Current Report relate to the Company's strategy to enter into adjacent markets or new verticals, expectations regarding the acquisition of WegoWise, and the potential repurchase of shares of the Company’s Class A common stock.
Forward-looking statements represent the Company’s current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as well as in the Company's other filings with the SEC.
Except as required by applicable law or the rules of the NASDAQ Global Market, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppFolio, Inc.

By: /s/ Ida Kane
Name: Ida Kane
Title: Chief Financial Officer